UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 30, 2016

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of principal executive offices)

(972) 668-8800

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 30, 2016, Comstock Resources, Inc. (the “Company”) and its subsidiary guarantors entered into Instruments of Resignation, Appointment and Acceptance with The Bank of New York Mellon Trust Company, N.A., as resigning trustee (the “Resigning Trustee”), and American Stock Transfer & Trust Company, LLC, as successor trustee (the “Successor Trustee”), with respect to (i) the Indenture dated as of March 13, 2015 governing the Company’s 10% Senior Secured Notes due 2020 (the “Secured Indenture”) and (ii) (a) the Indenture dated as of October 9, 2009 (the “Base Indenture”), (b) the Third Supplemental Indenture dated as of March 14, 2011 governing the Company’s 7 3⁄4% Senior Notes due 2019 (the “Third Supplemental”), and (c) the Fourth Supplemental Indenture dated as of June 5, 2012 governing the Company’s 9 1⁄2% Senior Notes due 2020 (the “Fourth Supplemental” and together with the Secured Indenture, the Base Indenture and the Third Supplemental, each as supplemented and amended, the “Indentures”).

Pursuant to each instrument, the Company accepted the resignation of the Resigning Trustee and appointed the Successor Trustee to act as trustee, notes custodian, registrar and paying agent, under the respective Indentures. The instruments provide, among other things, that the Resigning Trustee confirms, assigns, transfers, delivers and conveys to the Successor Trustee all rights, powers, duties and obligations held by the Resigning Trustee under the Indentures, and the Successor Trustee accepts its appointment as trustee, notes custodian, registrar and paying agent under the Indentures and assumes the rights, powers, duties and obligations upon the terms and conditions set forth in the Indentures.

The address of the corporate trust office for the Successor Trustee is 6201 15th Avenue, Brooklyn, New York 11219.

The foregoing description of these instruments does not purport to be complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibits 4.1 and 4.2 hereto, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit 4.1

Instrument of Resignation, Appointment and Acceptance dated August 30, 2016 by and between the Company, the subsidiary guarantors, the Resigning Trustee and the Successor Trustee, relating to the Secured Indenture.

Exhibit 4.2

Instrument of Resignation, Appointment and Acceptance dated August 30, 2016 by and between the Company, the subsidiary guarantors, the Resigning Trustee and the Successor Trustee, relating to the Base Indenture, the Third Supplemental, and the Fourth Supplemental, each as supplemented and amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: August 30, 2016	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer